UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2018

Riot Blockchain, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 6th Street, Suite 401
Castle Rock, CO 80104
 (Address of principal executive offices) (zip code)

(303) 794-2000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.

Asset Purchase Agreement with Prive Technologies LLC

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") February 16, 2018, on February 15, 2018, Riot Blockchain, Inc., a Nevada corporation (the "Company"), through its wholly-owned subsidiary Kairos Global Technology Inc., a Nevada corporation ("Kairos") entered into an asset purchase agreement (the "Prive Purchase Agreement") with Prive Technologies LLC to acquire bitcoin mining servers consisting of 3,800 AntMiner S9s manufactured by Bitmain (the "Prive Equipment"). Effective February 21, 2018 this transaction closed. The Company intends to install the Prive Equipment in a planned facility which has been identified.  The Company is currently in negotiations with the landlord regarding this facility.
Asset Purchase Agreement with Blockchain Mining Supply & Services Ltd.

As previously reported in a Current Report on Form 8-K filed with the Commission February 16, 2018, on February 15, 2018, the Company entered into an asset purchase agreement (the "BMSS Purchase Agreement") with Blockchain Mining Supply & Services Ltd., a corporation incorporated under the laws of the Province of Ontario, to purchase bitcoin mining servers consisting of 3,000 AntMiner S9s manufactured by Bitmain (the "BMSS Equipment"). Effective February 21, 2018 this transaction closed.  The Company intends to install the BMSS Equipment in a planned facility, which has been identified and the NMSS Equipment is not presently operational.  The Company is currently in negotiations with the landlord regarding such facility.
The foregoing descriptions of the Prive Purchase Agreement and BMSS Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Prive Purchase Agreement and BMSS Purchase Agreement and related agreements which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4, to the Current Report on Form 8-K filed with the Commission on February 16, 2018, and incorporated by reference herein.
Ingenium International LLC Consulting Agreement.

On February 21, 2018 (the "Effective Date") the Company entered into a Consulting Agreement with Ingenium International LLC (the "Consultant") to provide consulting services related to the Company's business for a 12 month period from the Effective Date.  Pursuant to the Consulting Agreement Consultant's services are defined as follows: complete the installation and deployment of 8,000+ ASIC cryptocurrency miners; assist in managing and monitoring the operation of the 8,000+ cryptocurrency miners on an ongoing basis; promptly respond and troubleshoot any issues as they arise in the management and monitoring of the operations; continue the buildout of up to 40 Megawatts of energy capacity, with the ultimate goal to secure the power and build the location for up to 80 Megawatts of energy capacity; and make strategic introductions to other cryptocurrency business opportunities and contacts in the sector.  In connection with the Consulting Agreement the Company is obligated to pay the Consultant $4,000,000 for the services.
The foregoing descriptions of the Consulting Agreement does not purport to be complete and is qualified in its  entirety by reference to the Consulting Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
With respect to the transactions described herein, the Company does not believe that the asset purchases require the filing of financial statements or pro forma financial information pursuant to Regulation S-X.

About Riot Blockchain

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission.  Please refer to the additional information concerning the Company referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements under "CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION AND STATEMENTS" and that are described under "Risk Factors" in Part II, Item 1A of our most recent Form 10-Q for the period ended September 30, 2017 filed with the Commission on November 13, 2017 and subsequently.  If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.

Safe Harbor

The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic filings with the Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See Items 1.01, 2.01 and 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Remo Mancini Director

Effective February 23, 2018 the Board of Directors appointed Remo Mancini (66) to the Board of Directors of the Company to fill a vacancy created by the departure of Mr. Eric So.

Mr. Mancini is an "independent" director as such term is defined by NASDAQ.  There is no family relationship between Mr. Mancini and any of the Company's other officers or directors.  Mr. Mancini shall receive an equity award for his appointment as independent director of 45,000 restricted stock units which shall vest 50% on the date of grant and 50% after six months along with cash compensation of $5,000 per month. Mr. Mancini was appointed to the Audit Committee (Chairman), Nominating and Governance Committee and Compensation Committee of the Board of Directors.  Mr. Mancini was also appointed to serve as Lead Independent Director of the Board of Directors.

Mr. Mancini served as a former Liberal Party member of the Legislative Assembly of Ontario, Canada from 1975-1993, and among other positions served as a cabinet minister of revenue before retiring from politics in 1993.

Mr. Mancini combines his experience as a former Canadian and U.S. senior corporate executive, corporate director and former Ontario Cabinet Minister to bring a valuable perspective to business affairs, senior executive management, and corporate governance. This extensive experience in both the public and private sectors positions him to lead organizations and offer insightful decisive management guidance and board leadership.  He has served on a number of Boards of both publicly listed and private companies.

Mr. Mancini also held the notable positions of Parliamentary Assistant to the Premier, Official Opposition Party House Leader, Chairman of the Public Accounts Committee, and Chairman of the Standing Committee on Agencies, Boards and Commissions. He has earned the internationally recognized designation of ICD.D and is a graduate of the Directors Education Program offered by the Institute of Corporate Directors and the University of Toronto's Rotman School of Management.

Mr. Mancini is the owner and President of Sandstone Strategies, established in 2004

Departure of Mr. Eric So Director

Effective February 16, 2018 Mr. So resigned as a director of the Company.  Mr. So's resignation does not arise from any disagreement on any matter relating to the Company's operations, policies or practices, or regarding the general direction of the Company.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Ingenium International Consulting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

Dated: February 23, 2018	By:	/s/ Jeffrey G. McGonegal
Name: Jeffrey G. McGonegal
Title: Chief Financial Officer